UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 18, 2008
BRADY CORPORATION
(Exact name of registrant as specified in its charter)
Commission File Number 1-14959

Wisconsin	39-0971239
(State of Incorporation)	(IRS Employer Identification No.)
6555 West Good Hope Road
Milwaukee, Wisconsin 53223
(Address of Principal Executive Offices and Zip Code)
(414) 358-6600
(Registrant’s Telephone Number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On March 18, 2008, Brady Corporation (the “Corporation”) and certain of its subsidiaries entered into an amendment of the Corporation’s revolving loan agreement with the various lenders thereto pursuant to which the maturity date of the revolving loan agreement has been extended from October 5, 2011 to March 18, 2013. The above description of the amendment is qualified in its entirety by reference to the full text of the amendment, a copy of which is being furnished to the Securities and Exchange Commission as Exhibit 10.1 attached herewith and is incorporated herein by reference.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits.
The following is furnished as an Exhibit to this Report.

Exhibit No.	Description of Exhibit

10.1	First Amendment to Revolving Credit Facility Credit Agreement, dated as of March 18, 2008

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADY CORPORATION

Date: March 19, 2008	By: Name:	/s/ Thomas Felmer Thomas Felmer
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

10.1	First Amendment to Revolving Credit Facility Credit Agreement, dated as of March 18, 2008